MAY 1995
AMENDED AS OF APRIL 29, 2015

BY-LAWS
OF
PROVIDENCE AND WORCESTER RAILROAD COMPANY
ARTICLE I
OFFICES
The corporation may have offices at such places either within or without the State of Rhode Island as the Board of Directors may from time to time determine or the business of the corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
Section 1.  All annual meetings of the stockholders for the election of directors shall be held within or without the State of Rhode Island at such place as may be fixed from time to time by the Board of Directors; at least ten days' notice shall be given to the stockholders of the place so fixed. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Rhode Island, as shall be stated in the notice of the meeting.
Section 2.  Annual meetings of stockholders, commencing with the year 1988, shall be held on the last Wednesday of April if not a legal holiday, and if a legal holiday, then on the secular day following, at which the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.
Section 3.  Written notice of the annual meeting shall be given to each stockholder of record at least ten days before the date of the meeting.
Section 4.  Special meetings of the stockholders, for any purpose or purposes, may be called by the President, or by the Chairman if there be a Chairman, and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting.
Section 5.  Written notice of any special meeting of stockholders, stating the time, place and purpose thereof, shall be given to each stockholder of record at least ten days before the date fixed for the meeting.
Section 6.  Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.
Section 7.  Stockholders representing a majority of each class of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted at the meeting as originally notified.
ARTICLE. III
DIRECTORS
Section 1.  The number of directors which shall constitute the whole Board of Directors shall be not less than six [Amended December 12, 1995] nor more than fifteen [Amended December 12, 1995]. Within the foregoing limits, the number of directors to constitute the whole Board shall be fixed by vote of the Board of Directors at any regular or special meeting of the Board of Directors, or by the stockholders at the annual meeting. If, pursuant to the foregoing authority, the number of directors constituting the whole Board shall be decreased, such decrease shall not be effective with respect to the terms of directors then holding office until the next annual meeting of stockholders. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. [Amended as of April 27, 2005.]  No person who is not a shareholder of the corporation shall be eligible to serve as a director of the corporation. Any director who, during the period beginning with his or her first election to office and ending on the December 31 next following such election, or during any calendar year thereafter, attends less than seventy-five percent (75%) of either (i) the total number of meetings of the Board of Directors held during such period, or (ii) the total number of meetings held by all committees of the Board of Directors on which he or she shall have served during such period, shall be ineligible for re-election as a director upon the expiration of his or her term as a director; provided, that a majority of the remaining directors may waive such requirement upon receipt of evidence satisfactory to them that the failure of any director to satisfy the foregoing requirements was due to medical reasons. [Amended April 26, 1995]
Section 2.  Vacancies in the Board of Directors may be filled in the manner provided in the charter. A vacancy or vacancies shall be deemed to exist at any time the number of directors then in office is less than the whole Board as provided in Section 1, above.
Section 3.  The business of the corporation shall be managed by its Board of Directors, which may exercise all powers of the corporation and do all such lawful acts and things as are not by statute or by the charter or by these by-laws directed or required to be exercised or done by the stockholders.
Section 4.  The Board of  Directors of the corporation may hold meetings, both regular and special, either within or without the State of Rhode Island.
Section 5.  The Board of Directors shall hold a meeting immediately after each annual meeting of stockholders, at which meeting they shall elect a President, a Vice President, a Treasurer, a Secretary, and such other officers as they may deem appropriate, provided, however, that they may adjourn said meeting to such time as they see fit and elect said officers at said adjourned meeting. They may also, at any annual meeting, or at any adjournment thereof, transact any other business which may be properly brought before them. Regular quarterly meetings of the directors shall be held on the last Wednesdays in the months of July, October, January and April. Special meetings of the directors shall be held upon the call of the President, or by the Chairman if there be a Chairman, as hereinafter provided. The Secretary shall give each director notice, by mail, at least twenty-four hours before any meeting, whether regular or special (except the first meeting), of the time and place of such meeting. But in the case of necessity, such notice may be given at such time and in such manner as the President or the Chairman may direct.
Section 6.  At all meetings of the Board of Directors the presence of both (i) a majority of the directors, and (ii) a majority of the directors elected by the holders of the corporation's Preferred Stock (including any director elected to fill any vacancy resulting from the resignation, death or removal of a director elected by such holders), shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
Section 7.  The Board of Directors may, by resolution passed by a majority of the directors, designate one or more committees, each committee to consist of three or more of the directors of the corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.
Section 8.  The committees shall keep regular minutes of  their proceedings and report the same to the Board of Directors when required.
Section 9.  Members of the Board of Directors or any committee designated hereby may participate in any special meeting of the Board or any meeting of such committee by means of a conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence at any such meeting.  Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors or any committee designated by the Board, and directors who are not also full-time employees of the corporation may be paid a fixed sum for attendance at each meeting of the Board at which a quorum is present, whether regular or special, and at each meeting of any such committee attended in person and at which a majority of the members are present, such fixed sum to be determined in each case by the Board of Directors. [Amended April 26, 1995]
Section 10.  A director may be removed, with or without cause, only in the manner provided in the charter.

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ARTICLE IV
OFFICERS
Section 1.  The officers of the corporation shall include a President, a Vice President, a Secretary and a Treasurer. The offices of Treasurer and Secretary may be held by the same person.
Section 2.  The Board of Directors may appoint such other officers and agents, including a Chairman, as it shall deem necessary, who shall hold their offices for such terms as shall be determined from time to time by the Board.
Section 3.  [Deleted April 26, 2006]
Section 4.  Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.
Section 5.  The Chairman, if any, shall be the chief executive officer of the corporation; the President shall be the chief operating officer of the corporation; and the Treasurer shall be the chief financial officer of the corporation. If no Chairman is elected, qualified and acting, the President shall also be the chief executive officer of the corporation. The other officers of the corporation shall have the powers and shall perform the duties customarily appurtenant to their respective offices, and shall have such further power and shall perform such further duties as shall be from time to time assigned to them.

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ARTICLE V
CERTIFICATES OF STOCK
Section 1.  Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of, the corporation, by the President and Treasurer or Secretary, certifying the number and class of shares owned by him in the corporation.
Section 2.  Where a certificate is signed (1) by a transfer agent or an assistant transfer agent or (2) by a transfer clerk acting on behalf of the corporation and a registrar, the signature of any such President, Secretary or Treasurer may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature has been used thereon, had not ceased to be such officer or officers of the corporation.
Section 3.  The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnify against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.
Section 4.  Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.
Section 5.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.
ARTICLE VI
INDEMNIFICATION OF OFFICERS
The corporation shall indemnify, to the full extent permitted by law from time to time, any person who is or was an officer of the corporation and any person who, while an officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against all judgments, penalties, fines, settlements and reasonable expenses actually incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which such person was, is or is threatened to be made a named defendant or respondent by reason of the fact that such person is serving or at any time was serving in one or more of the capacities set forth above.
ARTICLE VII
GENERAL PROVISIONS
Section 1.  The President shall present at each annual meeting a statement of the business and condition of the corporation.
Section 2.  All checks and notes of the corporation shall be signed by such officer or officers or such other person persons as the Board of Directors may from time to time designate.
Section 3.  The fiscal year of the corporation shall end on the thirty-first day of December in each year.
Section 4.  The corporate seal shall have the inscribed thereon the name of the corporation, the year of its organization and the words "Incorporated 1969 Rhode Island". The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced or otherwise.
Section 5.  Exclusive Forum.  Unless the corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim against the corporation or any director or officer or other employee of the corporation arising pursuant to any provision of the Rhode Island Business Corporation Act or the corporation’s legislative charter, as heretofore amended, or Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim against the corporation or any director or officer or other employee of the corporation governed by the internal affairs doctrine shall be a state court located within the State of Rhode Island (or, if no state court located within the State of Rhode Island has jurisdiction, the United States District Court for the District of Rhode Island). [Amended April 29, 2015]
ARTICLE VIII
REPEAL AND AMENDMENT OF BY-LAWS
These By-laws may be amended or repealed at any annual or special meeting of the stockholders, provided that they shall not be amended or repealed at a special meeting unless notice that it is proposed to amend or repeal them is given by the Secretary in the notice of such meeting. The Board of Directors shall not have authority to amend these By-Laws.

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